Exhibit 99.1

Vape Holdings Announce Plans to Hold Shareholder Meeting In Near Future; Discussion of Future Plans

WOODLAND HILLS, Calif., January 16, 2014 – Vape Holdings, Inc. (OTCQB: PLPED) (the “Company”), a holding company functioning within the legal cannabis concentrate industry, is pleased to announce that it will be noticing a shareholder meeting in the near future to discuss business prospects, address shareholder concerns and vote on the approval of the HIVE Ceramics Asset Purchase.  To date, no stock has been issued in connection with the HIVE Ceramics Asset Purchase which is subject to shareholder approval at the meeting.

“We recognize the unprecedented enthusiasm for Vape Holdings and are eager to continue to develop our business in a highly effective and transparent manner,” stated Kyle Tracey, CEO, Vape Holdings, Inc. “Because of the outpouring of interest and our desire to have our valued shareholders participate in our planning as we go forward, we have decided to hold a shareholder’s meeting at this relatively early stage in our development. Given the aforementioned outpouring of interest in Vape and the equity, we believe it is the ethical and prudent thing to do.”

“We are intent on creating one of the most specialized cannabis centric companies in the public marketplace,” added Tracey. “We believe in this niche and are working to acquire- with shareholder approval- what we believe will be perhaps the most cutting edge technology in the space, protected by patents and trademarks to ensure and preserve shareholder value. We are also very close to some significant new developments for the Company and plan to announce these developments as they come.”

“Lastly, we recognize that as interest in Vape, due to the overall enthusiasm in our industry, ran ahead of our own expectations that we need to increase our communication to the market,” said Tracey. “I am confident that we will soon be able to add an experienced and proven Investor Relations firm to inform and interact with the public and media.”

For more information on VAPE Holdings, please visit: www.VapeHoldings.com

From time to time, Vape Holdings will provide market updates and news via its website http://www.vapeholdings.com/ or the Company's Facebook page at http://on.fb.me/1d5c7iO

Cautionary Language Concerning Forward-Looking Statements

This release contains "forward-looking statements" that include information relating to future events and future financial and operating performance.  The words "may," "would," "will," "expect," "estimate," "can," "believe," "potential" and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved.  Forward-looking statements are based on information available at the time they are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for Vape Holdings’ products, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, and other information that may be detailed from time-to-time in Vape Holdings’ filings with the United States Securities and Exchange Commission. Examples of such forward-looking statements in this release include statements regarding future sales, costs and market acceptance of products as well as regulatory actions at the State or Federal level.  For a more detailed description of the risk factors and uncertainties affecting Vape Holdings please refer to the Company's Securities and Exchange Commission filings, which are available at www.sec.gov.  Vape Holdings undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

info@vapeholdings.com